SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                   Date of Report:  January 27, 1999
                   ---------------------------------
                   (Date of earliest event reported)


                           UNITED AIR LINES, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


            Delaware              33-21220         36-2675206
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(State or other jurisdiction     (Commission   (I.R.S. Employer
     of incorporation)           File Number)  Identification No.)


1200 E. Algonquin Road, Elk Grove Township, Illinois     60007
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 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (847) 700-4000
                                                   --------------


                            Not Applicable
                            --------------
     (Former name or former address, if changed since last report)



ITEM 5.         OTHER EVENTS.
                -------------

    United Air Lines, Inc. ("United") is filing herewith a press release issued on January 20, 1999 by United regarding its statement on America West Airlines as Exhibit 99.1, which is incorporated herein by reference. No assurance can be given that United will engage in discussions or enter into an agreement regarding a transaction with America West or what form any such transaction may take. United will have no further comment unless and until it enters into any such agreement.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                ----------------------------------

Exhibit No.     Description
-----------     -----------

   99.1         Press Release


                              SIGNATURES
                              ----------

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               UNITED AIR LINES, INC.



                               By:  /s/ Francesca M. Maher
                                    ----------------------
                               Name:    Francesca M. Maher
                               Title:   Senior Vice President,
                                        General Counsel and Secretary